The PNC Financial Services Group, Inc. First Quarter 2014 Earnings Conference Call April 16, 2014 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form 10-K, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder), on the impact of purchase accounting accretion on net interest margin (core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets)
divided by common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-
equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

1Q14 Highlights
1Q14 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.1 billion $1.82 1.35%
Successful first quarter
Stronger capital position
Executing on strategic priorities
–
Continued loan and deposit growth
–
Reduced expenses
–
Improved credit quality
–
Seasonal trends impact
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio of 9.7%
(1)
–
Capital action
Increased quarterly common stock dividend by 9% to $0.48 for 2Q14
Plan to repurchase up to $1.5 billion of common stock over the four quarter period starting in 2Q14
(2)
(1) Estimated as of March 31, 2014. We previously referred to the Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 1Q14, the resulting fully phased-in Basel III common equity Tier 1 capital ratio was calculated based on the standardized approach RWAs. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (2) Through 1Q15, subject to factors such as market and general economic conditions, economic and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, and the potential impact on credit ratings.

Continued Loan Growth and Capital Improvement
Investment securities declined by
$1.7 billion due to net payments
and maturities
Loans increased $2.6 billion
Highlights
% change from:
Category (billions) Mar. 31,
2014
Dec. 31,
2013
Mar. 31,
2013
Investment securities $58.6 (2.7%) (1.2%)
Total commercial lending $120.8 3.1% 9.5%
Total consumer lending 77.4 (1.3%) 1.7%
Total loans $198.2 1.3% 6.3%
Total assets $323.4 1.0% 7.6%
Transaction deposits $188.1 0.9% 7.2%
Total deposits $222.4 0.7% 5.1%
Total shareholders’ equity $43.3 2.3% 9.4%
Transitional Basel III common equity
Tier 1
(2,3)
10.8% N/A N/A
Pro forma Fully Phased-In Basel III
common equity Tier 1
(3,4)
9.7% 9.4% 8.0%
Tangible book value per common
share (TBV)
(5)
$56.33 $54.57 $50.30
Book value per common share
$73.73 $72.07 $68.10
Balances at period-end
Mar. 31,
2014
Dec. 31,
2013
Mar. 31,
2013
Capital ratios:
(1,5)
Linked quarter:
Prior Year Quarter:
Loans grew $11.7 billion within
commercial and consumer
Deposits increased $10.8 billion
TBV growth of 12%
(5)
– Commercial increased $3.6 billion
primarily in real estate, corporate
banking and business credit
– Consumer decreased $1.0 billion
due to lower home equity,
residential mortgage, education
and credit card loans
Deposits grew $1.5 billion
Continued to enhance liquidity
position
Capital levels remained strong
(1) March 31, 2014 ratios estimated. (2) Calculated using the regulatory capital methodology applicable to PNC during 2014. See Note A in the Appendix for further details.
(3) We previously referred to Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. (4) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For both 1Q14 and 4Q13, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on the standardized approach RWAs. Advanced approaches RWAs were utilized for 1Q13. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common
Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (5) See Appendix for additional information related to capital ratios and TBV.

Seasonal Trends Impacted Results
Highlights
Revenue declined 7% due to lower
repurchase reserves release and
impact of seasonality, as expected
Noninterest expense decline of 10%
reflected overall disciplined expense
management and seasonality
Credit costs declined as overall
credit trends continued to improve
Strong returns
Prior Year Quarter:
Pretax pre-provision earnings
(2,5)
decreased 5% primarily due to net
interest income decline of 8%
partially offset by decreased
expenses of 4%
Net income increased 7%
Linked quarter:
$ change from:
(millions)
1Q14 4Q13 1Q13
Net interest income $2,195 ($71) ($194)
Noninterest income 1,582 (225) 16
Total revenue $3,777 ($296) ($178)
Noninterest expense
(1)
$2,264 ($250) ($104)
Pretax pre-provision
earnings
(2,5)
$1,513 ($46) ($74)
Provision
94 (19) (142)
Pretax earnings
(3)
1,419 (27) 68
Net income
$1,060 ($14) $65
Returns
ROAA
(4)
1.35% 1.36% 1.33%
ROACE
(4)
10.36% 10.71% 10.58%
(1) Prior period amounts have been updated to reflect first quarter 2014 adoption of ASU 2014-01 related to low income housing tax credits.
(2),(3),(4) See Notes B, C and D, respectively, in the Appendix for additional details. (5) See Reconcilement section of the Appendix.

Core NII
(1)
$2,032 ($43) ($108)
Scheduled accretion
134 (29) (65)
Excess cash recoveries
(2)
29 1 (21)
Total purchase accounting
accretion (PAA)
163 (28) (86)
Total NII
$2,195 ($71) ($194)
Margins
Net interest margin (NIM)
3.26% 3.38% 3.81%
Core NIM
(3)
3.02% 3.10% 3.43%
Loan Growth Delivered Stable Core NII
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries). See also Note F in the Appendix. (2) See Note E in Appendix for further details. (3) Net interest margin less
(annualized PAA/average interest-earning assets). See Reconcilement in Appendix.
Highlights
Linked quarter:
Prior year quarter:
Average interest-earning assets
increased 2% due to investment
securities balance increase of 2%
and 1% loan growth
NII declined 3%
Core NII
(1)
impacted by lower day
count and otherwise relatively
consistent with 4Q13
PAA declined as expected
NIM declined largely due to lower
PAA and asset yields and actions
taken to improve our liquidity
Average interest-earning assets
growth of 8% driven by average
loan growth of 6%
Core NII
(1)
decreased primarily due
to lower asset yields
$ change from:
(billions)
1Q14 4Q13 1Q13
Average interest-earning assets $275.8 $5.3 $19.6
(millions)

Noninterest Income Reflected Repurchase Reserves
Release and Seasonality
Highlights
(1) Asset management includes the Asset Management Group (AMG) and BlackRock. (2) Credit valuations associated with customer-related derivatives activities. (3) See Reconcilement section of the Appendix.
Fee income impacted by seasonality
Asset management and Corporate
Services fee income stable
Noninterest income declined 12%:
Linked quarter:
Prior Year Quarter:
Fee income increased 1%
(3)
Fee income adjusted for residential
mortgage increased 8%
(3)
Asset management grew 18%
Corporate services up 9%
Deposit service charges grew 8%
$ change from:
(millions)
1Q14 4Q13 1Q13
Asset management (1) $364 $- $56
Consumer services
290 (37) (6)
Corporate services
301 - 24
Residential mortgage
161 (110) (73)
Deposit service charges
147 (11) 11
Fee income
$1,263 ($158) $12
Net gains on sales of securities
less net OTTI
8 5 4
Gain on VISA sales
62 62 62
Other
249 (134) (62)
Total noninterest income
$1,582 ($225) $16
Noninterest income to total
revenue
42% 44% 40%
– Pre-tax benefit from repurchase
reserves release lower by $105
million
– Lower mortgage originations
– Other income decreased due to
lower revenues from private
equity investments and credit
valuations (CVA)
(2)
and loan sales

Disciplined Expense Management While Investing for
Growth
Continued progress on CIP
(2)
savings initiatives
Noninterest expense decline of 10%
reflected overall disciplined expense
management and seasonal impact
Highlights
Linked quarter:
(1) See Note G in the Appendix. (2) CIP refers to PNC’s Continuous Improvement Program. (3) As required on adoption of Accounting
Standards Update 2014-1, the 2013 periods have been updated for adoption of ASU 2014-1. This includes a reduction in noninterest expense for the 2013 periods. The efficiency ratios for the 1Q13 and 4Q13 periods listed above have been updated to reflect the adoption of this ASU.
Prior Year Quarter:
Noninterest expense decline of 4%
largely reflected lower personnel
costs and the 1Q13 contribution to
the PNC Foundation as well as the
benefit of our continuous
improvement program
$ Change from
(millions)
1Q14 4Q13 1Q13
Personnel $1,080 ($127) ($89)
Occupancy
218 7 7
Equipment
201 4 18
Marketing
52 (14) 7
Other
713 (120) (47)
Total noninterest expense
$2,264 ($250) ($104)
Efficiency ratio
(1,3)
60% 62% 60%
– Lower incentive compensation
costs as well as lower pension and
benefits costs
– Contribution to PNC Foundation
occurred in 4Q13
– Seasonally lower marketing costs

1Q14 4Q13 1Q13 4Q13 1Q13
Nonperforming
loans
(1,3)
$2,947 $3,088 $3,422 (5%) (14%)
Total Past Due
(1,2)
$2,226 $2,490 $3,153 (11%) (29%)
Net charge-offs $186 $189 $456 (2%) (59%)
Provision $94 $113 $236 (17%) (60%)
Loan loss reserves
to total loans
(4)
1.78% 1.84% 2.05%
Overall Credit Quality Continued to Improve
Highlights
(millions)
Continued credit quality
improvement
Maintained appropriate
reserves
% change from:
Linked quarter:
– Overall delinquencies
declined 11%
– Net charge-offs
(5)
were
stable and were .38%
of average loans
– Provision for credit
losses declined
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. Does not include loans held for sale. (2) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.6 billion in 1Q14. (3) Does not include foreclosed and other assets. Excludes certain government insure or guaranteed loans and loans accounted for under the fair value option. (4) See Note H in the Appendix for additional details. (5) For the quarter and annualized.

Outlook
(1)
– 2Q14 vs. 1Q14
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. (2) Fee income refers to Noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.
Balance sheet
Income
statement
Loans
Modest growth
Down modestly
Up low single digits
Up low single digits
$100-$150 million
Net interest income
Fee income
(2)
Noninterest expense
Loan loss provision

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
–
Changes in interest rates and valuations in debt, equity and other financial markets.
–
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
–
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other
U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
–
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
–
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
–
Slowing or reversal of the current U.S. economic expansion.
–
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
–
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 2.8 percent in 2014 as drags from Federal fiscal restraint subside and that short-term interest rates will remain very low and bond yields will rise only slowly in 2014.  These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•     PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
•     PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet.  In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•     Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
–
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank
Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
–
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to
Basel-related initiatives.
–
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as
National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
–
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
–
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K, including in the Risk Factors and Risk
Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial
Statements in that report, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(H) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(F) PNC believes that core net interest income, a non-GAAP measure, is useful in evaluating components of net interest income.
(A) Transitional Basel III common equity Tier 1 capital ratio is common equity Tier 1 capital (using the definitions of, and deductions from, capital under Basel III, as such definitions and deductions are phased-in for 2014) divided by period-end Basel I risk-
weighted assets with 2014 transition adjustments as defined by the Basel III rules.
(E) Excess cash recoveries represent cash payments from customers that exceeded the recorded investment of the designated impaired loans.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(G) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-In
Basel III Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory capital ratios during 2014 are based on the definitions of, and deductions from, capital under Basel III (as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these
Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s Transitional Basel III common equity Tier 1 ratio and PNC’s pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the Basel III Tier 1 common ratio. In addition, on the next page we provide information regarding PNC’s Basel I Tier 1 common capital ratio, which was applicable to PNC through 2013 under the U.S. regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital. Also, under Basel III, regulatory capital includes adjustments for accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel I, those items were excluded.

Estimated Transitional Basel III and Pro forma Fully Phased-In
Basel III Common Equity Tier 1 Capital Ratios
Appendix
Transitional Basel
III
Dollars in millions
Mar. 31, 2014 Mar. 31, 2014 Dec. 31, 2013(a) Mar. 31, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock $38,722 $38,722 $38,031 $35,305
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,932) (9,291) (9,321) (9,412)
Basel III total threshold deductions (215) (1,193) (1,386) (2,076)
Accumulated other comprehensive income (b) 82 410 196 289
All other adjustments (c) (17) (108) (64) (580)
Estimated Common equity Tier 1 capital 29,640 28,540 27,456 23,526
Estimated Basel I risk-weighted assets calculated in accordance with transition rules for 2014
275,574
N /A N /A N /A
Estimated Basel III standardized approach risk-weighted assets (d) N /A 294,723 291,977
N /A
Estimated Basel III advanced approaches risk-weighted assets (e) N /A 288,577 290,080 293,810
Estimated Basel III Common equity Tier 1 capital ratio 10.8% 9.7% 9.4% 8.0%
Risk-weighted assets utilized
Basel I (with transition
adjustments)
Standardized Standardized Advanced
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013 Mar. 31, 2013
Basel I Tier 1 common capital $28,484 $25,680
Basel I risk-weighted assets 272,169 261,491
Basel I Tier 1 common capital ratio 10.5% 9.8%
Pro forma Fully Phased-In Basel III
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress  testing purposes).
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to low income  housing tax credits.
PNC utilizes the pro forma fully phased-in capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions.  Our capital ratios and estimates may be impacted by additional regulatory guidance or analysis of the rules, and, in the case of ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of
PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-1 related to low income housing tax credits.
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches are utilized.
(d) Basel III standardized approach risk-weighted assets were estimated based on the standardized approach rules and include credit and market risk.
(e) Basel III advanced approaches risk-weighted assets were estimated based on the advanced approaches rules, and include credit, market and operational risk.

Tangible Book Value per Common Share
Appendix
Tangible Book Value per Common Share Ratio
3/31/14 vs.
12/31/13
3/31/14 vs.
3/31/13
Dollars in millions, except per share data Mar. 31, 2014 Dec. 31, 2013 Mar. 31, 2013
Book value per common share 73.73 $                  72.07 $                68.10 $                  2.3% 8.3%
Tangible book value per common share
Common shareholders' equity 39,378 $                38,392 $              36,006 $
Goodwill and Other Intangible Assets (a) (9,621)                    (9,654)                 (9,763)
Deferred tax liabilities on Goodwill and Other Intangible Assets (a) 331                        333                      351
Tangible common shareholders' equity 30,088 $                29,071 $              26,594 $
Period-end common shares outstanding (in millions) 534                        533                      529
Tangible book value per common share (Non-GAAP)
56.33 $                  54.57 $                50.30 $
3.2% 12.0%
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’
equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Excludes the impact from mortgage servicing rights of $1.6 billion at both March 31, 2014 and December 31, 2013 and $1.2 billion at March 31, 2013.
% Change

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Mar. 31, 2014 Dec. 31, 2013 Mar. 31, 2013
Net interest margin, as reported 3.26% 3.38% 3.81%
Purchase accounting accretion (1) $163 $191 $249
Purchase accounting accretion, if annualized $661 $758 $1,010
Avg. interest earning assets $275,778 $270,485 $256,180
Annualized purchase accounting accretion/Avg. interest-earning assets 0.24% 0.28% 0.38%
Core net interest margin (2) 3.02% 3.10% 3.43%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
$ in millions
Mar. 31, 2014 Dec. 31, 2013 % Change Mar. 31, 2013 % Change
   Net interest income $2,195 $2,266 -3% $2,389 -8%
   Noninterest income $1,582 $1,807 -12% $1,566 1%
Total revenue $3,777 $4,073 -7% $3,955 -5%
Noninterest expense ($2,264) ($2,514) -10% ($2,368) -4%
Pretax pre-provision earnings (1) $1,513 $1,559 -3% $1,587 -5%
Net income $1,060 $1,074 -1% $995 7%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the three months ended

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Mar. 31, 2014 Dec. 31, 2013 % change Mar. 31, 2013 % change
Asset management $364 $364 $308
Consumer services $290 $327 $296
Corporate services $301 $301 $277
Residential mortgage $161 $271 $234
Deposit service charges $147 $158 $136
Total fee income, as reported $1,263 $1,421 -11% $1,251 1%
Residential mortgage $161 $271 $234
$1,102 $1,150 -4% $1,017 8%
Fee income, adjusted for residential mortgage
For the three months ended